SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
          PCM Asia Pacific Growth Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     May 1, 1995


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,100    $            $1,085

T   =  Average Annual
       Total Return              10.01%    %            7.22%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
          PCM Diversified Income Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     September 15, 1996


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,086    $            $1,183

T   =  Average Annual
       Total Return               8.56%     %             6.21%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
          PCM Global Asset Allocation Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $            $1,000

ERV =  Ending Redeemable Value   $1,179    $            $2,386

T   =  Average Annual
       Total Return               17.91%    %             10.89%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Global Growth Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     May 1, 1990


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,215    $1,799       $1,768

T   =  Average Annual
       Total Return               21.47%    12.45%       9.68%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
          PCM Growth and Income Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,257    $2,022       $3,318

T   =  Average Annual
       Total Return               25.67%    15.11%       15.33%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM High Yield Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,130    $1,991       $2,395

T   =  Average Annual
       Total Return               13.01%    14.76%       10.94%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust - PCM Money Market Fund
Fiscal periods ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988




7 DAY YIELD FORMULA - DIVIDENDS DECLARED FOR LAST 7 DAYS / 7 *365

TOTAL DIVIDENDS DECLARED
PER SHARE FOR LAST 7 DAYS:

7 DAY YIELD =                4.91%


CALCULATION OF 7 DAY EFFECTIVE YIELD

                         7 DAY YIELD          ^52.142857
                   ( 1 + --------------------)           -1
                          (100 * 52.142587)

7 DAY EFFECTIVE YIELD =      5.03%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
     PCM New Opportunities  Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     May 2, 1994


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,446    $            $1,818

T   =  Average Annual
       Total Return               44.58%    %            31.79%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
     PCM U.S. Government and High Quality Bond Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,045    $1,515       $1,998

T   =  Average Annual
       Total Return               4.52%     8.66%        8.58%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust --
     PCM Utilities Growth and Income Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     May 4, 1992


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,216    $            $1,545

T   =  Average Annual
       Total Return               21.55%   %            11.01%*

              *Life of fund, if less than 10 years

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Capital Manager Trust -- PCM Voyager Fund
Fiscal period ending: June 30, 1996
Inception date (if less than 10 years of performance):
     February 1, 1988


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,341    $2,582       $3,989

T   =  Average Annual
       Total Return               34.13%    20.88%       17.88%*

              *Life of fund, if less than 10 years